Exhibit 99.1

Investor Presentation October 24, 2019

2 2 Forward looking statements This presentation contains “forward - looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, First United Corporation’s plans, strategies, objectives, expectations, intentions and adequacy of resources. You should be aware of the speculative nature of forward - looking statements. Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “will”, “should”, “expect”, “believe”, “intend”, and similar expressions, are based on current expectations, estimates and projections about, among other things, the industry and the markets in which we operate, and they are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties. Actual results could be materially different from management’s expectations. This presentation should be read in conjunction with our Annual Report on Form 10 - K for the year ended December 31, 2018 and our Quarterly Report on Form 10 - Q for the quarter ended June 30, 2019, including the sections of those reports entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov or at our website at www.mybank.com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise.

3 3 Mission Statement To enrich the lives of our customers, our employees and shareholders through uncommon commitment to service and effective financial solutions Company Overview Founded: 1900 Headquarters: Oakland, Maryland Branches: 25 Business Lines: Commercial & Retail Banking, Trust Services, Wealth Management Ticker: FUNC (Nasdaq) Website: www.mybank.com Financial Highlights (as of or for the year - to - date period ended September 30, 2019) Assets: $1.44 billion Loans: $1.00 billion Deposits: $1.14 billion AUM: $1.16 billion Efficiency Ratio: 67.6% TCE Ratio: 8.3% Dividend Per Share : $0.31 Tangible Book Value Per Share: $16.65 EPS: $1.44 NIM: 3.67% NPAs/Assets: 1.14% NCOs/Avg. Loans: (0.03%) West Virginia Maryland Star denotes Oakland, MD Headquarters Franchise Overview

4 4 FUNC Total Shareholder Returns Relative to Peers (1) (40.0%) 0.0% 40.0% 80.0% 120.0% 160.0% 12/16/15 2/16/16 4/16/16 6/16/16 8/16/16 10/16/16 12/16/16 2/16/17 4/16/17 6/16/17 8/16/17 10/16/17 12/16/17 2/16/18 4/16/18 6/16/18 8/16/18 10/16/18 12/16/18 2/16/19 4/16/19 6/16/19 8/16/19 FUNC S&P 500 Index SNL U.S. Bank $1B-$5B We have outperformed our peers and the broader market under Carissa Rodeheaver’s leadership Source: FactSet as of September 30, 2019, and includes price change and reinvested cash dividends (1) SNL U.S. $1B - $5B Bank Index (2) From December 16, 2015 (announcement of Ms. Rodeheaver’s appointment to CEO) 1 - Year 3 - Year CEO Tenure (2) 5 - Year First United 19.4% 84.3% 122.9% 187.8% SNL Bank Index (6.4%) 35.7% 47.4% 84.1% S&P 500 Index 2.2% 37.3% 43.6% 50.9% • Publicly traded on the NASDAQ (“FUNC”) • Market capitalization: ~$160MM • Reinstituted dividend in Q2 2018 • Increased latest dividend 44% to $0.13 per share

5 5 Company History 1900 Founded as First National Bank of Oakland (MD) 1960 Acquired First National Bank of Friendsville (Garrett County, MD) 1963 Trust and Wealth Management Services first offered Late ‘60s Entered Allegany County, MD through acquisition of Cumberland Savings Bank 1988 Entered Mineral County, WV through acquisition of First National Bank of Piedmont 1993 Acquired Myersville Bank, entering Frederick and Washington counties (MD) 2003 Acquired 4 branches in Berkeley County, WV from Huntington Bank 2004 • Expanded into Monongalia County WV • Issued $30.9 million Trust Preferred debentures 2009 Issued $30 million preferred stock (TARP), $7.2 million Trust Preferred debentures 2010 Issued $3.6 million Trust Preferred debentures 2015 Carissa Rodeheaver appointed to Chairman and CEO roles 2016 • Began branch transformation, opened office in Frederick County, MD using Relationship Advisor model • Redeemed $10 million of preferred stock 2017 • Expanded into Harrison County, WV with financial center • Completed $9.2 million rights offering, redeemed remaining $20 million preferred stock and $10.8 million Trust Preferred debentures 2018 Reinstituted quarterly dividend

6 6 Our Core Markets As of September 30, 2019 Note: Out of market loans, brokered deposits and trust deposits represent $64 million, $25 million and $38 million, respectiv ely , and are not reflected in the above table (1) Deposit market share for each region includes the following counties listed below: West: Harrison, WV; Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV West Region Central Region East Region Loans (000s) $254,526 $355,263 $323,705 Deposits (000s) $102,084 $568,281 $403,780 Deposit Market Share (1) (at June 30, 2019) 2% 40% 5% Branches 4 10 11

7 7 Key Initiatives and Strategic Priorities Focus on increasing core earnings through regionalized plans to enhance efficiency and grow revenue Enhance Efficiency • Head - count reduction opportunities identified and enacted • Restructuring and consolidation of regional operating structure • Leverage technology to improve processes and procedures • Negotiating key contracts Enhance Customer Experience • Utilize relationship advisor model to provide a seamless customer experience across our business lines • Implement regionalized approach with team - based incentives • Serve clients with uncommon commitment to service and customized financial solutions Strategic Growth • Identify and expand into new markets through our efficient financial center model • Opportunistically identify and hire banking talent • Evaluate strategic acquisition opportunities, including banking and wealth management companies • Enhance consumer and small business lending via branch network and focus on Community Oriented Business Owner Leverage Branding Initiative • Leverage branch transformation, branding initiatives and investments in technology to further penetrate customer base • Present imagery of being current and relevant for changing banking preferences • Grow revenue through improved branch productivity and profitability

8 8 Branding & Customer Experience Branding Examples Sabraton Lobby Before and After Riverside Lobby Before and After

9 9 Our Dedicated Management Team Our management team has the right set of skills and experience to effectively execute on our strategy and continue driving shareholder returns Carissa Rodeheaver CEO & Chair • 27 - year career with First United with in depth industry, sales, wealth management, financial and operational experience • Holds leadership positions in the American & Maryland Bankers Associations as well as in Garrett County, one of our key markets Robert L. Fisher II SVP & Chief Revenue Officer • 20+ years with in depth industry, retail and commercial banking experience • Board member of the Y.M.C.A. of Hagerstown, MD Jason Rush SVP & Chief Operating Officer • 25+ years with in depth industry, retail, risk and compliance and operations experience • Serves on the American Bankers Association’s Government Relations Committee • Involved in the Garrett County community as a Board member for multiple organizations Keith Sanders SVP & Chief Wealth Officer • 24+ years of experience specializing in Wealth management, estate planning, trust administration and financial planning. • Involved in the Garrett County community as a senior leader for several organizations Beverly Sines SVP & Chief Credit Officer • 40+ year career with First United as both an Account Service Representative and a Community Office Manager with extensive credit administration and retail experience • Involved in the Garrett County community through multiple organizations Tonya Sturm SVP, CFO, Secretary & Treasurer • 33 years of extensive banking, audit, credit, retail, risk and compliance and financial experience • Serves on Advisory Councils for both the American & Maryland Bankers’ Associations • Involved in the Garrett County community as a Board member for multiple organizations

10 10 Board of Directors Our Directors know our markets and customers and are leaders in the communities we serve Name / Affiliation Unique Expertise Carissa Rodeheaver CEO & Chair • Certified Public Accountant, ABA and MBA with 27 - year career at First United and in - depth industry, company, and operational experience • Involvement in community activities, including board seats at Garrett College Foundation, Garrett Development Corporation and Western Maryland Health System John McCullough Lead Director (Nom/ Gov Chair) • Certified Public Accountant and retired partner of Ernst & Young, LLP with extensive audit and accounting experience • Public company M&A advisory experience, particularly with financial companies John Barr Independent Director • Business ownership and operational experience in Maryland and the surrounding area • Involvement in Washington County MD and is a former 3 - term Washington County Commissioner Brian Boal Independent Director (Audit Chair) • Certified Public Accountant and previous tax manager at PwC with extensive ownership, accounting, public company, M&A and business advisory experience, most recently in Garrett County • Serves as the Treasurer of several organizations in Garrett County M Kathryn Burkey Independent Director (Comp Chair) • Certified Public Accountant with substantial business ownership, accounting, M&A and business advisory experience, most recently in Allegany County • Former Chairman of the Board and committee member of Western Maryland Health System Name / Affiliation Unique Expertise Robert Kurtz Independent Director • Previous President, Chief Risk Officer, and Chief Financial Officer • Significant knowledge of First United and experience in the banking sector Elaine McDonald Independent Director • Business ownership and operational experience in Garrett County in the hospitality and restaurant sectors • Extensive knowledge of local real estate market gained from her experience as a realtor in the area Gary Ruddell Independent Director • Business ownership and operational experience in Garrett County in a successful logistical and back - office support services business • Director experience at various community organizations Irvin Robert Rudy Independent Director • Business ownership and operational experience in Garrett County • Board and committee experience as a trustee of The Ohio University Foundation, past first prevention Commissioner, retired chief of local fire department Marisa Shockley Independent Director • Business ownership and operational experience in Frederick County • Chairman for the Maryland Auto Dealers’ Association, past President of Maryland School for the Deaf; TIME Quality Award regional finalist Hoye Andrew Walls III Independent Director • Business ownership and operational experience in Monongalia County, WV in a large printing company • Director experience at various community organizations such as United Way, Public Theatre, Red Cross and the Salvation Army

11 11 Core Strengths Engaged and experienced board and management team with significant ties to our communities served Attractive core deposit franchise producing stable low - cost funding Diversified revenue stream driven by trust and brokerage fee income Innovative and forward thinking approach to attracting and retaining clients Robust Enterprise Risk Management system Passionate and engaged employees committed to customers and community

12 12 Key Accomplishments Under Current Management Improved capital mix by paying off high cost preferred stock and Trust Preferred debt in 2016 and 2017 Increased emphasis on low or no cost core deposit relationships, consequentially reducing funding costs Reinstated dividends in May 2018; announced increase in September 2019 Completed 3x over - subscribed, non - dilutive $9.2 million rights offering without paying investment banking fees Improved yield on assets by focusing on developing higher - yielding loan relationships Steadily increased Wealth Management AUM and related fee income Full modernization of branch network 1 2 3 4 5 6 7 Opened branch and financial center in growth markets; consolidated two existing branch offices 8 Reduced adversely classified assets through disciplined risk management Initiated our Voluntary Separation Program in 2019, which will result in approximately $1.4 million in annual cost savings in base salaries and benefits beginning in 2020 Steadily increased organic earnings and resultant EPS 122.9% Total Shareholder Return (1) 9 10 11 12 (1) For the period from December 16, 2015 (announcement of Ms. Rodeheaver’s appointment to CEO) to September 30, 2019

13 13 $839 $997 12/31/14 9/30/19 Financial Highlights Loans (MMs) 3.01% 3.69% 12/31/14 9/30/19 NIM (LTM) 5.15% 8.28% 12/31/14 9/30/19 TCE/TA $981 $1,137 12/31/14 9/30/19 Deposits (MMs) 74.2% 67.8% 12/31/14 9/30/19 Efficiency Ratio (LTM) 3.07% 1.14% 12/31/14 9/30/19 NPAs/Assets $10.92 $16.65 12/31/14 9/30/19 TBV Per Share $0.48 $1.78 12/31/14 9/30/19 Earnings Per Share (LTM) 0.49% - 0.01% 12/31/14 9/30/19 NCOs/Avg. Loans (LTM)

14 14 Efficiency Initiatives • Head - count reduction opportunities identified and enacted for projected annual cost savings of approximately $1.4 million, net of additional compensation expense • Restructuring and consolidation of regional operating structure • Leverage technology to improve processes and procedures • Improve staff and process efficiencies through focus on efficiency ratio Historical Noninterest Expense Trends (000s) 74.2% 76.7% 72.3% 71.1% 70.2% 67.6% 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 2014 2015 2016 2017 2018 2019 YTDQ3 Total Expenses Other Foreclosure & Repo Tech & Communications Professional Fees Marketing & Promotion Occupancy & Equipment Compensation & Benefits Efficiency Ratio

15 15 3Q 2019 Highlights Highlights • Increased net interest income over third quarter 2018 through continued additions of a diversified mix of product and rate characteristics • Net interest margin remains stable despite declining rate environment • First United remains neutral to slightly asset sensitive • Slightly higher yield on earning assets; continued cost control on deposits • Reduced provision for loan losses based on loan balances and improved credit quality $4.5 million Net Income $0.63 EPS 1.25%* ROAA 13.95%* ROAE 15.25%* ROATCE • Fee income boosted by the receipt of $1.1 million in death benefit proceeds • Marginal increase in salaries and benefits over third quarter 2018 due to merit - based increases and increased health insurance costs; offset by reduced head - count and incentive pay • Loan production continues to be strong; offset by payoffs, amortization and disciplined underwriting standards • Strong liquidity position • Increased dividend from $0.09 per share to $0.13 per share Key Facts *3Q 2019 annualized

16 16 Net Interest Margin Remains Strong • Disciplined loan and deposit pricing has produced a strong and stable margin • At September 30, 2019 we were neutral to slightly asset sensitive • No purchase accounting adjustments impacting results • Margin has expanded nearly 65 basis points since 2014 primarily as a result of increased loan volume and rates, reduced long term borrowings, partially offset by increased rates on interest bearing deposits Net Interest Margin 88.0% 87.9% 85.8% 94.4% 87.8% 2015 2016 2017 2018 9/30/19 Loans / Deposits 3.79% 3.74% 3.72% 3.68% 3.62% 4.45% 4.53% 4.60% 4.59% 4.54% 0.66% 0.79% 0.88% 0.91% 0.92% 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 NIM Yield on Earning Assets Cost of Funds

17 17 Well Diversified Loan Portfolio • Balanced portfolio with growing focus on commercial credits, including small business loans • Geographically diverse construction and development portfolio with decreased concentration (down from over 20% in 2009) • Robust pipeline of $ 86 million as of 9/30/2019 • Decreased reliance on participations (reduced to 3% of portfolio from high of 10% in 2010) • Legal lending limit approximately $24.0 million per aggregate borrowing relationship Loan Portfolio Composition (9/30/19) Commercial / CRE Breakdown (9/30/19) Loan Type Balance (MMs) % Total 1 - 4 Family $441 44% Total CRE $264 27% Multi - family $31 3% C&D $114 11% C&I $111 11% Other consumer $36 4% Loan Type Balance (MMs) % Commercial Rentals $146 28% Residential Rentals $57 11% Subdividers , Developers, Builders $59 12% Medical and health services $29 6% Hotels and lodging $38 7% Building materials $21 4% Services $63 12% Energy $9 2% Retail $43 8% All other $49 10%

18 18 Asset Quality • Management has diligently worked to improve asset quality while maintaining strong reserve levels • Underwriting guidelines and risk management framework have been enhanced • Focus on risk mitigation and managing of concentrations – CRE / Total Capital: 191% – ADC / Total Capital: 83% • Recent net recoveries a result of conservative and proactive credit culture 2.32% 2.44% 1.67% 1.17% 1.14% 2015 2016 2017 2018 9/30/19 NPAs / Total Assets 0.14% 0.57% 0.28% 0.11% - 0.01% 2015 2016 2017 2018 9/30/19 NCOs (Recoveries)/Average Loans (LTM) 1.36% 1.11% 1.12% 1.10% 1.20% 2015 2016 2017 2018 9/30/19 ALLL/Loans Excluding one recently added non - performing loan of $7.8 million, NPAs to TA would be 0.60%

19 19 Industry Leading Deposit Franchise • The strength of our deposit franchise is driven by both our stable legacy markets and our growing portfolio of commercial deposit accounts • Our branch rebranding initiatives have led to recent growth in deposits • Non - interest bearing deposits have grown from 8% of our portfolio in 2009 to over 25% as of 9/30/19 • Our cumulative deposit beta from Q4 2014 through Q2 2019 is 21% • $15 million in brokered deposits to be repaid in November 2019; remainder matures in May 2020 Deposit Composition (9/30/19) 0.44% 0.41% 0.41% 0.47% 0.69% 0.99% 0.47% 0.40% 0.31% 0.32% 0.42% 0.70% 2014 2015 2016 2017 2018 2019 YTD SNL U.S. Bank FUNC Historical Deposit Costs 219.1 252.1 262.2 283.1 172.1 171.7 163.3 159.2 381.9 381.5 390.3 422.7 117.2 107.6 99.1 98.0 123.9 126.5 127.6 148.8 25.0 25.0 12/31/16 12/31/17 12/31/18 9/30/19 Brokered CDs CDs > $100K CDs < $100K MMA & Savings IB Demand NIB Demand Historical Deposit Trends (MMs) $1,014.2 $1,039.4 $1,067.5 $1,136.8 Loan Type Balance (MMs) % NIB Demand $283.1 25% IB Demand $159.2 14% MMA & Savings $422.7 37% CDs < $100K $98.0 9% CDs > $100K $148.8 13% Brokered CDs $25.0 2%

20 20 Diversified Revenue Stream • Approximately 27% of revenues are derived from non - interest income • Brokerage and trust represent 47% of fee income • Implemented regional team approach and relationship advisor model to further focus on diversifying revenues and engaging our clients with our full suite of products and services Revenue Breakdown ($000s) Net Interest Income $34,469 Trust Revenue $5,345 Service Charges $2,359 Net Gain on Sales $84 Debit Card Income $1,955 Bank - owned Life Insurance $1,970 Brokerage $646 Other Noninterest Income $369 Revenue Mix – 2019 YTDQ3 Revenues* Revenue Breakdown Trust Revenue 42% Service Charges 19% Net Gain on Sales 1% Debit Card Income 15% Bank - owned Life Insurance 15% Brokerage 5% Other Noninterest Income 3% Revenue Mix – 2019 YTDQ3 NII* 73% 27% Total Non - Interest Income, excluding gains (MMs) AUM Trends (MMs) $13.5 $14.1 $14.3 $15.0 $12.6 2015 2016 2017 2018 2019 YTDQ3 $958 $997 $1,104 $1,084 $1,164 2015 2016 2017 2018 9/30/19 *Bank - owned life insurance includes $1.1 million in insurance benefit proceeds

21 21 Prudential Capital Management $12.75 $13.19 $13.78 $14.97 $16.65 2015 2016 2017 2018 2019 YTDQ3 Growing Tangible Book – TBV/Share 6.08% 6.33% 7.35% 7.72% 8.28% 2015 2016 2017 2018 2019 YTDQ3 Historical Capital Trends – TCE/TA 17.21% 16.71% 15.98% 15.91% 16.95% 2015 2016 2017 2018 2019 YTDQ3 Historical Capital Trends – Total RBC Ratio* Regulatory Capital Composition (9/30/19) Loan Type Balance (MMs) % Tier 1 Common (CET1) 142 78% Additional Tier 1 Capital 27 15% Tier 2 Capital 12 7% *2016 and 2017 capital ratios impacted by repayment of preferred stock (2016 and 2017) and Trust Preferred debentures (2017)

22 22 Pathway to EPS Growth Efficiency Initiatives Leveraging Technology Customer Penetration via Relationship Advisor Model Balance Sheet Growth through new product offering and talent acquisition

23 23 Investment Highlights Diversified revenue stream in challenging rate environment Modernized branch network augmenting an industry - leading core deposit franchise Differentiated model focused on uncommon commitment to service and customized solutions Ability to enhance and grow earnings per share through recently - implemented initiatives on both expense and revenue side Reinstated and subsequently increased quarterly dividend 1 2 3 4 5 Attractive total shareholder return relative to S&P 500 and bank peers 6

24 24 Non - GAAP Reconciliation ($000s, except where otherwise noted) Annual Quarterly YTD LTM 2014 2015 2016 2017 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q3 2019 Q3 2019 Tangible common equity to tangible assets Total common stockholders' equity 78,999$ 90,771$ 93,698$ 108,390$ 117,066$ 115,581$ 117,066$ 122,399$ 126,155$ 129,339$ 129,339$ 129,339$ Less: Goodwill 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 Less: Other intangible assets - - - - - - - - - - - - Tangible common equity (a) 67,995 79,767 82,694 97,386 106,062 104,577 106,062 111,395 115,151 118,335 118,335 118,335 Total assets 1,332,296 1,323,458 1,318,190 1,336,470 1,384,516 1,347,906 1,384,516 1,416,901 1,405,269 1,440,964 1,440,964 1,440,964 Less: Goodwill 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 Less: Other intangible assets - - - - - - - - - - - - Tangible assets (b) 1,321,292 1,312,454 1,307,186 1,325,466 1,373,512 1,336,902 1,373,512 1,405,897 1,394,265 1,429,960 1,429,960 1,429,960 Tangble common equity to tangible assets (a)/(b) 5.15% 6.08% 6.33% 7.35% 7.72% 7.82% 7.72% 7.92% 8.26% 8.28% 8.28% 8.28% Tangible common equity per common share Total stockholders' equity 78,999$ 90,771$ 93,698$ 108,390$ 117,066$ 115,581$ 117,066$ 122,399$ 126,155$ 129,339$ 129,339$ 129,339$ Less: Goodwill 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 Less: Other intangible assets - - - - - - - - - - - - Tangible common equity (c) 67,995 79,767 82,694 97,386 106,062 104,577 106,062 111,395 115,151 118,335 118,335 118,335 Common shares outstanding (actual) (d) 6,228,366 6,254,620 6,269,004 7,067,425 7,086,632 7,084,478 7,086,632 7,088,987 7,105,775 7,107,666 7,107,666 7,107,666 Tangible common equity per common share (c)/(d) 10.92$ 12.75$ 13.19$ 13.78$ 14.97$ 14.76$ 14.97$ 15.71$ 16.21$ 16.65$ 16.65$ 16.65$ Return on average tangible common equity Net income 5,597$ 12,991$ 7,281$ 5,269$ 10,667$ 2,763$ 2,382$ 3,151$ 2,602$ 4,493$ 10,246$ 12,628$ Less: Preferred stock dividends 2,601 2,700 2,025 1,215 - - - - - - - - Add: Intangible amortization expense (net of tax) - - - - - - - - - - - - Net income, excluding intangible amortization (e) 2,996 10,291 5,256 4,054 10,667 2,763 2,382 3,151 2,602 4,493 10,246 12,628 Average common stockholders' equity 79,308 83,658 92,844 106,332 113,659 114,760 116,324 120,159 124,947 128,830 124,645 122,565 Less: Average goodwill 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 11,004 Less: Average other intangible assets (net of tax) - - - - - - - - - - - - Average tangible common equity (f) 68,304 72,654 81,840 95,328 102,655 103,756 105,320 109,155 113,943 117,826 113,641 111,561 Return on average tangible common equity (e)/(f) 4.39% 14.16% 6.42% 4.25% 10.39% 10.65% 9.05% 11.55% 9.13% 15.25% 12.02% 11.32% Net interest margin (tax equivalent) Net interest income 35,516$ 35,626$ 37,640$ 39,578$ 44,182$ 11,256$ 11,476$ 11,346$ 11,527$ 11,596$ 34,469$ 45,945$ Tax equivalent adjustment 964 794 555 637 796 195 204 233 206 210 649 853 Tax equivalent net interest income (g) 36,480 36,420 38,195 40,215 44,978 11,451 11,680 11,579 11,733 11,806 35,118 46,798 Average earning assets (h) 1,213,105 1,195,348 1,196,428 1,193,949 1,203,813 1,197,784 1,239,238 1,261,606 1,280,318 1,295,508 1,279,251 1,268,810 Net interest margin (tax equivalent) (g)/(h) 3.01% 3.05% 3.19% 3.37% 3.74% 3.79% 3.74% 3.72% 3.68% 3.62% 3.67% 3.69% Efficiency Ratio Noninterest expense 40,095$ 41,115$ 39,107$ 39,170$ 43,808$ 11,089$ 11,403$ 10,690$ 11,741$ 11,246$ 33,677$ 45,080$ Less: Foreclosure & repo 2,653$ 2,129$ 900$ 369$ 1,582$ 216$ 799$ 162$ 821$ 355$ 1,338$ 2,137$ Less: Intangible amortization expense - - - - - - - - - - - - Adjusted noninterest expense (i) 37,442 38,986 38,207 38,801 42,226 10,873 10,604 10,528 10,920 10,891 32,339$ 42,943$ Net interest income 35,516 35,626 37,640 39,578 44,182 11,256 11,476 11,346 11,527 11,596 34,469 45,945 Noninterest income 13,960 26,008 14,653 14,340 15,168 3,806 3,770 3,721 3,938 5,069 12,728 16,498 Less: Other income - recovery - 11,572 - - - - - - - - - - Tax equivalent adjustment 964 794 555 637 796 195 204 233 206 210 649 853 Total tax equivalent revenue (j) 50,440 50,856 52,848 54,555 60,146 15,257 15,450 15,300 15,671 16,875 47,846 63,296 Efficiency ratio (i)/(j) 74.23% 76.66% 72.30% 71.12% 70.21% 71.27% 68.63% 68.81% 69.68% 64.54% 67.59% 67.84%